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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): OCTOBER 24, 2002



                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)



          BERMUDA                         1-31339                            98-0371344
 (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)


   C/O CORPORATE MANAGERS (BARBADOS) LTD.
         FIRST FLOOR, TRIDENT HOUSE
             LOWER BROAD STREET
            BRIDGETOWN, BARBADOS                                       NONE
  (Address of Principal Executive Offices)                          (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (246) 427-3174


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                                     PAGE 1
                         EXHIBIT INDEX APPEARS ON PAGE 4
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ITEM 5. OTHER EVENTS

         A copy of our press release dated October 24, 2002, which includes our announcement of our earnings for the quarter ended September 30, 2002, is filed as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired
                  Not applicable.

         (b)      Pro forma financial information
                  Not applicable.

         (c)      Exhibits

         99.1     Press release dated October 24, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WEATHERFORD INTERNATIONAL LTD.



Dated: October 24, 2002                           /s/ Lisa W. Rodriguez
                                         --------------------------------------
                                                    Lisa W. Rodriguez
                                                Senior Vice President and
                                                 Chief Financial Officer






                                     PAGE 3
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                                INDEX TO EXHIBITS


         Number                          Exhibit
         ------                          -------

          99.1            Press release dated October 24, 2002.


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